UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2023
_____________________
ACELYRIN, INC.
(Exact name of registrant as specified in its charter)
_____________________

Delaware	001-41696	85-2406735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4149 Liberty Canyon Road	91301
Agoura Hills, California
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 730-0360
N/A
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	SLRN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On June 15, 2023, ACELYRIN, INC. (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
All of the information furnished in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELYRIN, INC.

Dated: June 15, 2023	By:	/s/ Mardi C. Dier
Mardi C. Dier
Chief Financial Officer and Chief Business Officer